SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported):  February 14, 2003


                         AVIATION GENERAL, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


      Delaware                         0-24795                    73-1547645
(State of Incorporation)         (Commission File No.)          (IRS Employer
                                                             Identification No.)


                               7200 NW 63rd Street
                             Bethany, Oklahoma 73008
          (Address of principal executive offices, including zip code)



                                 (405) 495-8080
              (Registrant's telephone number, including area code)












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Item 4.  Changes in Registrant's Certifying Accountant

         On February 14, 2003, Grant Thornton LLP ("Grant Thornton") resigned as independent auditors of Aviation General, Incorporated (the "Registrant"). Grant Thornton advised the Registrant that the reason for its resignation was that it had determined that in light of the Registrant's financial condition and size, the Registrant does not meet Grant Thornton's current criteria for public-company audit clients.

         On February 21, 2003, the Registrant filed a report on Form 8-K disclosing the registration of Grant Thornton. The Form 8-K included the following disclosure:

         The reports of Grant Thornton as of and for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report on the Registrant's 2001 financial statements contained an explanatory paragraph describing an uncertainty about the Registrant's ability to continue as a going concern. During the two fiscal years ended December 31, 2001, and during the subsequent interim periods prior to February 14, 2003, there were no (i) disagreements between Grant Thornton and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements, or (ii) events as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

         The Registrant furnished Grant Thornton with a copy of that report and requested it to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of Grant Thornton's letter is filed as Exhibit 16 to this amendment to Form 8-K.

     Grant Thornton's letter states that Grant Thornton believes that the Registrant's Form 8-K should be supplemented to disclose two matters, which are described in the letter. The Registrant strongly disagrees with Grant Thornton, and believes that the matters are not even arguably required to be disclosed under the provisions of Form 8-K and Item 304 of Regulation S-K. The Registrant notes that both matters relate to circumstances that existed at the time Grant Thornton reviewed the Registrant's quarterly report on Form 10-QSB for the period ended September 30, 2002, which was filed with the Commission on November 25, 2002, yet Grant Thornton did not report them to the Registrant's management or audit committee until February 14, 2003, when it had decided to resign as the Registrant's auditors. In addition, Grant Thornton's letter notes that the Registrant reported one matter in an amendment to its Form 10-QSB for the period ended June 30, 2002, filed on January 10, 2003, but does not mention that the Registrant originally disclosed that matter in its Form 10-QSB filed on November 25, 2002.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.  The following exhibits are filed with this report:

         16 Letter from Grant Thornton regarding the change in the Registrant's certifying accountant.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         AVIATION GENERAL, INCORPORATED



                         /s/ WIRT D. WALKER, III
                   ------------------------------------
                   Name: Wirt D. Walker, III
                   Title: Chairman and Chief Executive Officer



Dated: March 7, 2003